                                                                    Exhibit 10.1

                          Term Sheet for an Investment
                               Of $4 to 6 million
                              In CepTor Corporation

Investment                       Margie   Chassman  and/or  her  designees  (the
                                 "Investor") will invest at least $4 million and
                                 up to $6 million (the  "Investment")  in CepTor
                                 Corporation (the "Company"). The first $400,000
                                 will be funded by April 20;  $600,000 by May 10
                                 and;  $500,000  by June  10th.  Thereafter,  an
                                 additional $500,000 shall be funded by the 10th
                                 of each  succeeding  calendar  month  until the
                                 Investment   has  been  fully   funded  to  the
                                 Company.  Funds  provided by the Investor shall
                                 be  held  in  escrow  pending  funding  to  the
                                 Company  in   accordance   with  the  foregoing
                                 schedule.  The Investment  will be evidenced by
                                 convertible   notes   (the   "Notes")   bearing
                                 interest  at 6% per annum and  maturing  1 year
                                 after each funding.  The principal and interest
                                 on the Notes will be  convertible  into  common
                                 stock of the Company (the "Common  Stock") at a
                                 conversion rate of $.15 per share,  and, if the
                                 Notes  are not  converted  or repaid in full by
                                 payment  of 200% of the  principal  thereof  by
                                 September 30, 2006, the  conversion  price will
                                 change  to be  equal  to the  lower of $.15 per
                                 share (the "Fixed Conversion  Price") or 90% of
                                 the lowest  closing  sale price (or  average of
                                 closing bid and asked prices if no closing sale
                                 price is  available)  for the 20  trading  days
                                 immediately  preceding  the date on  which  the
                                 notice  of  conversion  is sent to the  Company
                                 (the "Floating  Conversion  Price").  The Notes
                                 shall have customary anti-dilution  protection,
                                 including   a  full   ratchet   on  the   Fixed
                                 Conversion  Price upon sales of Common Stock or
                                 Common  Stock  equivalents  by the  Company for
                                 less than the Fixed Conversion  Price. The full
                                 ratchet shall not apply to excepted  issuances,
                                 including  issuances  pursuant to any rights or
                                 convertible  securities existing on the date of
                                 the first  issuance of the Notes and  issuances
                                 pursuant  to  employee  plans.  The Notes shall
                                 have customary default provisions, including an
                                 event of default if the  Company  shall fail to
                                 timely   issue  shares  of  Common  Stock  upon
                                 conversion of the Notes or shall fail to timely
                                 file or have declared  effective a registration
                                 statement  covering the Common Stock underlying
                                 the Notes.  Upon the  occurrence of an event of
                                 default,  the Notes shall bear  interest at 12%
                                 per annum. The Company will obtain  shareholder
                                 approval  of  an  increase  in  the  authorized
                                 shares  of Common  Stock to a number  that will
                                 permit registering any Common Stock that may be
                                 issued  upon  conversion  of the Notes and upon
                                 conversion or exercise of the securities  being
                                 issued  or   modified   as  set   forth   under

                                 "Restructuring," below, which approval shall be
                                 obtained  no later than July 20, 2006 to permit
                                 timely  filing  of and  inclusion  of all  such
                                 underlying shares in the registration statement
                                 required   to  be  filed  as  set  forth  under
                                 "Registration Rights," below.

Additional Warrants              The Company  shall grant to the Investor for no
                                 additional consideration, except in the case of
                                 investors  in prior  rounds  to the  extent  of
                                 their  participation  in  the  Investment  with
                                 respect to which they are receiving adjustments
                                 to  existing   securities  of  the  Company  or
                                 warrants  in lieu  thereof  as set forth  under
                                 "Restructuring,"     non-callable     five-year
                                 warrants (the  "Warrants")  to purchase  Common
                                 Stock at $.30 per  share  covering  100% of the
                                 shares of  Common  Stock  into  which the Notes
                                 purchased  by them are  initially  convertible.
                                 The Warrants shall have customary anti-dilution
                                 protection, including a full ratchet upon sales
                                 of Common Stock or Common Stock  equivalents by
                                 the Company  for less than $.30 per share.  The
                                 full  ratchet   shall  not  apply  to  excepted
                                 issuances,  including issuances pursuant to any
                                 rights or  convertible  securities  existing on
                                 the date of the first  issuance of the Warrants
                                 (including   the  Notes  and  any   convertible
                                 securities  or  rights  issued or  modified  in
                                 connection  with the issuance of the Notes) and
                                 issuances pursuant to employee plans.

Repurchase Right/Obligation      The Company may repurchase the Notes for 200%
                                 of the principal amount thereof on or before
                                 September 30, 2006, provided, the Company shall
                                 give at least 30 days' notice of its election
                                 to repurchase the Notes, during which time the
                                 Notes may be converted in accordance with their
                                 terms. In the event the Company announces the
                                 sale or merger of the Company or its assets on
                                 or before September 30, 2006 and thereafter
                                 completes such sale or merger within 6 months
                                 after such announcement, the Company shall
                                 repurchase any Notes not converted before the
                                 consummation of such sale or merger for 200% of
                                 the principal amount thereof upon the
                                 consummation of the sale or merger.

Registration Rights              The Company agrees to file a registration
                                 statement under the Securities Act covering the
                                 shares of Common Stock underlying the Notes
                                 within 90 days following the first issuance of
                                 the Notes ( April 20, 2006) and to cause such
                                 registration statement to become effective
                                 within 5 months following such issuance. The
                                 registration statement shall also cover all
                                 shares of Common Stock issued to or underlying
                                 outstanding convertible securities or rights to

                                 acquire Common Stock issued to the Investor.
                                 Liquidated damages of 2% of the principal
                                 amount of the Notes shall be due for each month
                                 or portion thereof in which the Company fails
                                 to meet this schedule, with such liquidated
                                 damages capped at 18% of the principal amount
                                 of the Notes.

Lock-ups                         The parties funding the Investment will agree
                                 to be locked up on all securities of the
                                 Company owned by them until August 31, 2006.

Restructuring                    The Company shall adjust the conversion price
                                 on its outstanding convertible notes to $.15
                                 per share. In the event the Notes have not been
                                 repurchased on or before September 30, 2006,
                                 the conversion price on such convertible notes
                                 shall thereafter be the lower of the Fixed
                                 Conversion Price or the Floating Conversion
                                 Price, with the same anti-dilution protection
                                 as in the Notes. Other Investors participating
                                 in the Investment who invested in prior rounds
                                 of convertible securities shall receive the
                                 same adjustment to the conversion price on such
                                 securities having a stated value equal to 100%
                                 of their participation in the Investment (or,
                                 to the extent they have converted such
                                 securities but not sold the Common Stock
                                 received upon conversion, they shall receive an
                                 equivalent amount of additional shares of
                                 Common Stock), together with an adjustment in
                                 the warrant price on the warrants attached to
                                 such securities being adjusted to $.30 per
                                 share, subject to the Company's right to call
                                 such warrants on 20 days' notice for a nominal
                                 price in the event that, after the registration
                                 statement covering such shares of Common Stock
                                 is effective, the Common Stock closes over $.45
                                 per share for 10 consecutive trading days, or,
                                 in the event they have sold or otherwise
                                 disposed of such convertible securities, they
                                 shall receive warrants to purchase Common Stock
                                 that will provide equivalent value.

Fees                             The Company shall pay Margie Chassman a yield
                                 maintenance fee of 10% of the Investment,
                                 together with 5-year warrants to purchase Notes
                                 and Warrants equal to 10% of the Notes and
                                 Warrants comprising the Investment for an
                                 exercise price equal to the price paid by the
                                 Investors, and for such fee Ms. Chassman will
                                 pledge a convertible note of the Company in the
                                 principal amount of $250,000 to secure her
                                 non-recourse obligation to increase the return
                                 to the Investor to the extent required to avoid
                                 loss on the Investment, measured on the earlier
                                 of April 20, 2007 or the date on which the
                                 entire Investment is sold or otherwise disposed
                                 of, including by conversion. The Company shall

                                 pay legal fees of Greenberg & Kahr of $35,000,
                                 payable upon the first funding of the Notes,
                                 which fee shall be in addition to the fee of
                                 Grushko & Mittman, P.C., as counsel for the
                                 Investors, of $15,000, which will also be an
                                 obligation of the Company.

         This Term Sheet (the "Agreement") shall constitute a binding agreement among the parties with respect to the subject matter hereof with the parties to use good faith efforts to prepare definitive documentation as quickly as practicable subject to the foregoing. This Agreement supersedes all other drafts of the Agreement, whether or not such prior drafts were executed.

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AGREED TO:                                   AGREED TO:
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CEPTOR CORPORATION
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                                             /s/ Margie Chassman
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                                             MARGIE CHASSMAN
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By:   /s/ William Pursley
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      William Pursley, CEO
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Date: 5/3/06                                 Date:
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